EXHIBIT 2.1
CUSIP No. 003687100
AGREEMENT CONCERNING JOINT FILING OF SCHEDULE 13D
          The undersigned agree as follows:
          (i) each of them is individually eligible to use Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and
          (ii) each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.
          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.
          Dated: March 23, 2009

V. PREM WATSA
/s/ V. Prem Watsa

1109519 ONTARIO LIMITED

By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

THE SIXTY TWO INVESTMENT COMPANY LIMITED
By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

810679 ONTARIO LIMITED
By:	/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

FAIRFAX FINANCIAL HOLDINGS LIMITED
By:	/s/ Paul Rivett
	Name:	Paul Rivett
	Title:	Vice President

TIG INSURANCE COMPANY
By:	/s/ Nicholas C. Bentley
	Name:	Nicholas C. Bentley
	Title:	President and Chief Executive Officer

THE NORTH RIVER INSURANCE COMPANY
By:	/s/ Paul Bassaline
	Name:	Paul Bassaline
	Title:	Vice President

ODYSSEY RE HOLDINGS CORP.
By:	/s/ Donald L. Smith
	Name:	Donald L. Smith
	Title:	Senior Vice President

ODYSSEY AMERICA REINSURANCE CORPORATION
By:	/s/ Donald L. Smith
	Name:	Donald L. Smith
	Title:	Senior Vice President

NORTHBRIDGE FINANCIAL CORPORATION.
By:	/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Chief Financial Officer

MARKEL INSURANCE COMPANY OF CANADA
By:	/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Director

COMMONWEALTH INSURANCE COMPANY
By:	/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Director

FEDERATED INSURANCE COMPANY OF CANADA
By:	/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Director

LOMBARD GENERAL INSURANCE COMPANY OF CANADA
By:	/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Director

LOMBARD INSURANCE COMPANY
By:	/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Director